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Exhibit 99.1

Certification of CEO Pursuant to
18 U.S.C Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, Ted Bruce, Chief Executive Officer of DPAC Technologies Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (1)
  the Annual Report of DPAC Technologies Corp. on Form 10-K for the period ended February 28, 2003, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 28, 2003	/s/ TED BRUCE Ted Bruce Chief Executive Officer

Certification of CFO Pursuant to
18 U.S.C Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

        I, William M. Stowell, Chief Financial Officer of DPAC Technologies Corp. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

  (3)
  the Annual Report of DPAC Technologies Corp. on Form 10-K for the period ended February 28, 2003, as filed with the Securities and Exchange Commission, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (4)
  the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 28, 2003	/s/ WILLIAM M. STOWELL William M. Stowell Chief Financial Officer

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Certification of CEO Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Certification of CFO Pursuant to 18 U.S.C Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002